Investor Presentation May 2020

Disclaimers Forward Looking Statements: Delek US Holdings, Inc. (“Delek US”) and Delek Logistics Partners, LP (“Delek Logistics”; and collectively with Delek US, “we” or “our”) are traded on the New York Stock Exchange in the United States under the symbols “DK” and ”DKL”, respectively. These slides and any accompanying oral and written presentations contain forward-looking statements within the meaning of federal securities laws that are based upon current expectations and involve a number of risks and uncertainties. Statements concerning current estimates, expectations and projections about future results, performance, prospects, opportunities, plans, actions and events and other statements, concerns, or matters that are not historical facts are “forward-looking statements,” as that term is defined under the federal securities laws. These forward-looking statements include, but are not limited to, the statements regarding the following: financial and operating guidance for future and uncompleted financial periods; financial strength and flexibility; potential for and projections of growth; return of cash to shareholders, stock repurchases and the payment of distributions, including the amount and timing thereof; projections of distribution coverage, leverage ratios, financial flexibility and borrowing capacity; crude oil throughput; crude oil market trends, including production, quality, pricing, demand, imports, exports and transportation costs; pipeline takeaway capacity and projects related thereto; the ability to add flexibility and increase margin potential at the Krotz Springs refinery; the performance of our joint venture investments, including Red River and Wink to Webster, and the benefits, flexibility, returns and EBITDA therefrom; our ability to execute on the Big Spring Gathering System and the benefits, flexibility, returns and EBITDA therefrom; the potential for, and estimates of cost savings and other benefits from, acquisitions, divestitures, dropdowns and financing activities; retail growth and the opportunities and value derived therefrom; long-term value creation from capital allocation; execution of strategic initiatives and the benefits therefrom; and access to crude oil and the benefits therefrom. Words such as "may," "will," "should," "could," "would," "predicts," "potential," "continue," "expects," "anticipates," "future," "intends," "plans," "believes," "estimates," "appears," "projects" and similar expressions, as well as statements in future tense, identify forward-looking statements. Investors are cautioned that the following important factors, among others, may affect these forward-looking statements: our substantial dependence on Delek US, thereby subjecting us to Delek US' business risks; risks and costs relating to the age and operational hazards of our assets including, without limitation, costs, penalties, regulatory or legal actions and other effects related to releases, spills and other hazards inherent in transporting and storing crude oil and intermediate and finished petroleum products; the impact of adverse market conditions affecting the utilization of Delek Logistics' assets and business performance, including margins generated by its wholesale fuel business; the impact of the COVID-19 outbreak on the demand for crude oil, refined products and transportation and storage services; uncertainties regarding future decisions by OPEC regarding production and pricing disputes between OPEC members and Russia; an inability of Delek US to grow as expected as it relates to our potential future growth opportunities, including dropdowns, and other potential benefits; the results of our investments in joint ventures; the ability of the Red River joint venture to complete the expansion to increase the Red River pipeline capacity; the ability of the Wink to Webster joint venture to construct the long-haul pipeline; the ability to grow the Big Spring Gathering System; general economic and business conditions affecting the geographic areas in which we operate; adverse changes in laws including with respect to tax and regulatory matters; and and other risks disclosed in Delek US’ and Delek Logistics’ filings with the United States Securities and Exchange Commission. Forward-looking statements should not be read as a guarantee of future performance or results, and will not be accurate indications of the times at, or by which such performance or results will be achieved. Forward-looking information is based on information available at the time and/or management’s good faith belief with respect to future events, and is subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. Neither Delek US nor Delek Logistics undertakes any obligation to update or revise any such forward-looking statements. Non-GAAP Disclosures: Delek US and Delek Logistics believe that the presentation of distributable cash flow (“DCF”), earnings before interest, taxes, depreciation and amortization ("EBITDA") and adjusted EBITDA provide useful information to investors in assessing their financial condition, results of operations and cash flow their business is generating. DCF, EBITDA and adjusted EBITDA should not be considered as alternatives to net income, operating income, cash from operations or any other measure of financial performance or liquidity presented in accordance with U.S. GAAP. DCF, EBITDA and adjusted EBITDA have important limitations as analytical tools because they exclude some, but not all, items that affect net income. Additionally, because DCF, EBITDA and adjusted EBITDA may be defined differently by other companies in its industry, Delek US' and Delek Logistics’ definitions may not be comparable to similarly titled measures of other companies, thereby diminishing their utility. Please see reconciliations of DCF, EBITDA and adjusted EBITDA to their most directly comparable financial measures calculated and presented in accordance with U.S. GAAP in the appendix. 2

Investment Overview

Overview (NYSE: DKL)	• Current Distribution: $0.89/LP unit qtr.; $3.56/LP unit annualized (1) • Visibility for distribution coverage in the range of 1.4x to 1.5x and a leverage ratio below 4.0x by the end of 2020
1Q20 Highlights	• Net Income of $27.8 million, Net cash from operating activities $34.8 million • Distributable Cash Flow $35.5 million; DCF coverage ratio 1.15x (2) • EBITDA of $48.7 million (2) • Quarterly distribution increased by 8.5% year-over-year
Balance Sheet	• $155 million credit available at March 31, 2020 • Leverage ratio of 4.15x as of March 31, 2020 • Strategic focus on organic projects, supporting coverage and reducing leverage

Growth Provided by Red River and Paline Pipeline	• Red River joint venture with Plains in May 2019; $128.0 million investment + approx. $16.0 million for expansion
	  • Expected annualized adjusted EBITDA of $13.5 to $15.5 million pre-expansion growing to $20.0 to $25.0 million post-expansion (second half 2020) (2)
	  • Supports additional crude flexibility in the Delek US refining system
	• Paline tariff increased Feb. 28, 2019; expected $900,000/mo adjusted EBITDA benefit (2)

Recent Dropdowns of Big Spring Gathering and Trucking Assets	• DK dropped Big Spring Gathering System on March 31, 2020
	  • Expected $30 - $32 million Annual EBITDA underpinned by MVC DK to DKL(2)
	• DK dropped trucking assets to DKL effective May 1, 2020
	  • Expected $8-9 million Annual EBITDA underpinned by MRC DK to DKL(2)

(1) Annualized distribution based on quarterly distribution for quarter ended March 31, 2020 paid on May 12, 2020 to unitholders of record on May 5, 2020.
(2) For reconciliation to U.S. GAAP please refer to pages 33 for distributable cash flow ("DCF") coverage ratio, 34 for DKL EBITDA, 36 for Paline EBITDA, 37 for Red River, 38 for Big Spring Gathering, and 39 for Trucking Assets

3

Delek US – A Growth Oriented, Financially Strong Partner • 302,000 bpd of refining capacity in Texas, Arkansas, Louisiana Operational Strength • Access to crude / product terminals, pipeline and storage assets Financial Strength • At Mar. 31, 2020 Delek US had a $1.3 billion debt position excluding DKL and approx. $781 million in cash (1) • Doubled in size in July 2017 with acquisition of Alon USA; Increased Permian Basin position and logistics asset base Growth Oriented • Announced midstream growth projects to be developed by Delek US – Big Spring Gathering System and investment in Wink to Webster joint venture long haul crude oil pipeline Strategically Located Refineries Provide Crude Oil Supply Flexibility and Broad Product Distribution Refining • 302,000 bpd in total • El Dorado, AR • Tyler, TX • Big Spring, TX • Krotz Springs, LA • Crude oil supply: 262,000 bpd WTI linked (207,000 bpd of Permian access) Logistics (2) Retail • 10 terminals • Approximately 252 • Approx. 1,290 mi of pipeline stores • 11.4 million bbls of storage capacity • Southwest US locations • West Texas wholesale • West Texas wholesale • Joint venture crude oil pipelines: RIO / marketing business Caddo / Red River • Own 63.4%, incl. 2% GP, of DKL 1) Data presented as of March 31, 2020 financial statements in the Delek US SEC quarterly filing. 2) Consists of ownership in Delek Logistics. 4

Delek US - Distinguishing Characteristics 1) Source: Platts and NYMEX as of May 5, 2020 5

DKL Relative to Peer Group Where We Are and Where We Are Going 1Q20 Distribution Coverage Yr/Yr Distribution Growth Visibility for distribution coverage in the range of 1.4x to 1.5x 8.5% by the end of 2020 6.2% 3.6% 2.2% 1.7% DKL MPLX PSXP MMP EPD PBFX HEP PAA 2.16x 2.00x 1.67x 1.52x 1.40x 1.26x 1.15x 0.91x 1.45x -41.2% PBFX PAA EPD MMP MPLX PSXP DKL HEP DKL: YE -47.8% 2020 -50.0% Forecast 1Q20 Leverage Ratio Current Dividend Yield Visibility for leverage ratio below 4.0x by the end of 2020 2.70x 2.99x 3.09x 3.39x 3.91x 4.15x 4.34x 4.84x <4.0x PSXP MMP PAA EPD PBFX DKL HEP MPLX DKL: YE 17.6% 14.3% 12.8% 9.8% 9.5% 9.0% 8.1% 7.9% 2020 Forecast DKL MPLX PBFX EPD MMP HEP PAA PSXP (1) Updated from Factset as of May 18, 2020. 6

Delek Logistics Partners, LP Overview

Logistics Assets Positioned to Benefit from Permian Basin Activity Growing logistics assets support crude sourcing and product marketing for customers Pipelines/Transportation Segment • ~805 miles (1) of crude and product transportation pipelines, including the 195 mile crude oil pipeline from Longview to Nederland, TX • ~ 600 mile crude oil gathering system in AR • Storage facilities with 10 million barrels of active shell capacity • Rail offloading facility Wholesale/Terminalling Segment • Wholesale and marketing business in west Texas • 10 light product terminals: in TX, TN, AR • Approx. 1.4 million barrels of active shell capacity (1) Includes approximately 240 miles of leased pipeline capacity. 8

Delek Permian Gathering East System Equipment DPG East System Lease Automatic Custody 45 Installations Transfer Units (LACTS) Pipeline 60 miles Tanks (bbl) 2 (50M, 300M) 9

Delek Permian Gathering West System DPG West System Equipment Lease Automatic Custody 6 Transfer Units (LACTS) Installations Pipeline 70 miles Tanks (bbl) 1 (50M) 10

Multi-Year Contracts with Firm Commitments / MVCs

Duration of Contracts as of 1Q20 [1] & Pro-Forma Drops



< 1 Year
1 to 3 Years
3 to 5 Years
> 5 Years
26%
20%
54%



< 1 Year
1 to 3 Years
3 to 5 Years
> 5 Years
31%
18%
50%

68% of 1Q20 Gross Margin from Minimum Volume Commitments (MVCs); ~70 - 75% Pro-Forma



$ in millions
$60
$50
$40
$30
$20
$10
$0
$37 $39 $34 $36 $37 $42 $41 $45 $49 $60 $59 $58 $56 $57 $64 $65 $62
$32 $31 $28 $28 $29 $30 $28 $27 $32 $42 $43 $43 $43 $43 $43 $44 $42
1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20
(4)
(6)
(5)
Contracted Min Gross Margin
Contracted Excess Gross Margin
Uncontracted Gross Margin

Contract Highlights

- The Lion Pipeline System and SALA Gathering System are supported by a long-term contract that includes three take-or-pay commitments
  - Initial term of 5 years, maximum term of 15 years [2]
  - Crude oil transportation throughput of 55 MBbl/d in Q1 2020, supported by a MVC of 46 MBbl/d [3]
  - Refined products transportation throughput of 54 MBbl/d in Q1 2020, supported by a MVC of 40 MBbl/d [7]
  - Crude oil gathering throughput of 35 MBbl/d in Q1 2020, supported by a MVC of 14 MBbl/d
- East Texas Wholesale Marketing: contractual agreement with DK with MVC of 50 MBbl/d
- Big Spring marketing agreement: contractual agreement with DK with MVC of 65 MBbl/d

1) Based on percentage of 1Q20 gross margin earned from contracts. Duration excludes automatic renewal at Delek US' option in future periods.
2) Maximum term assumes an extension of the commercial agreement pursuant to terms thereof. Please note that some terms began as early as November 7, 2012.
3) Volumes gathered on the SALA Gathering System will not be subject to an additional fee for transportation on the Lion Pipeline System.
4) Gross margin generated from the minimum volume commitment provisions of each contract.
5) Gross margin generated by throughput volumes above the minimum volume commitment provision of each contract.
6) Gross margin generated by assets without contracts.

11

Financial Flexibility and Growing Distributable Cash Flow

Solid Net Income and EBITDA performance [1]



$190.0
$140.0
$90.0
$40.0
-$10.0
$ in millions
$62.8
$97.3
$69.4
$115.0
$90.2
$164.0
$96.8
$178.9
$104.9
$188.3
2016
2017
2018
2019
2020 LTM (3)
Net Income
EBITDA

DCF supports distribution growth [2]



$160.0
$140.0
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
$ in millions
$83.0
$85.0
$121.6
$126.9
$133.4
2016
2017
2018
2019
2020 LTM (3)
Distributable Cash Flow

Financial Flexibility to support continued growth



$1,200
$1,100
$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
$ in millions
$511.1
$179.9
$242.7
$205.3
$494.7
$243.0
$206.1
$493.9
$243.3
$316.8
$533.2
$243.5
$393.3
$456.7
$243.7
$388.8
$461.2
$244.0
$253.0
$597.7
$253.3
$253.7
$596.3
$244.5
$261.6
$588.4
$244.7
$107.0
$743.0
$244.7
12/31/2017
3/31/2018
6/30/2018
9/30/2018
12/31/2018
3/31/2019
6/30/2019
9/30/2019
12/31/2019
5/15/2020 (4)
Revolver Excess Capacity
Revolver Borrowings
$250 million 6.75% Sr. Notes (net of discount/fees)

1) Reconciliation of EBITDA to Net Income provided on page 34. Excluded are predecessor costs related to the crude oil storage tank and rail offloading racks acquired in March 2015.
2) Reconciliation distributable cash flow to net cash from operating activities on page 33.
3) Last 12 months as of March 31, 2020.
4) Revolver Capacity following the dropdown of the trucking assets announced May 14, 2020.

12

Increased Distribution with Conservative Coverage and Leverage Distribution per unit has increased twenty-nine consecutive times since the IPO $0.385 $0.395 $0.405 $0.415 $0.425 $0.475 $0.490 $0.510 $0.530 $0.550 $0.570 $0.590 $0.610 $0.630 $0.655 $0.680 $0.690 $0.705 $0.715 $0.725 $0.750 $0.770 $0.790 $0.810 $0.820 $0.850 $0.880 $0.885 $0.890 (1) 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 Distributable Cash Flow Coverage Ratio (2)(3)(4) Avg. 1.68x in 2014 Avg. 1.35x in 2015 Avg. 1.35x in 2013 Avg. 1.11x in 2016 Avg. 1.19x in 2018 Avg. 0.97x in 2017 Avg. 1.08x in 2019 1.39x 1.32x 1.35x 1.30x 1.61x 2.02x 1.42x 1.67x 1.25x 1.49x 1.47x 1.18x 1.20x 1.29x 0.98x 1.00x 0.88x 1.06x 0.97x 0.96x 1.14x 1.34x 1.25x 1.03x 1.06x 1.08x 1.11x 1.08x 1.15x 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 Leverage Ratio (4) 1.70x 1.58x 2.28x 2.40x 3.21x 2.69x 2.55x 2.56x 3.00x 3.14x 3.11x 3.49x 3.48x 3.47x 3.70x 3.85x 3.83x 3.88x 3.72x 3.77x 4.60x 4.44x 4.53x 4.08x 4.17x 4.60x 4.60x 4.43x 4.15x 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 1) MQD = minimum quarterly distribution set pursuant to the Partnership Agreement. 2) Distribution coverage based on distributable cash flow divided by distribution amount in each period. Please see reconciliations starting on page 33. 3) In 4Q17, the reimbursed capital expenditure amounts in the determination of distributable cash flow were revised to reflect the accrual of reimbursed capital expenditures from Delek rather than the cash amounts received for reimbursed capital expenditures during the years ended December 31, 2017, 2016 and 2015. 4) Leverage ratio based on LTM EBITDA as defined by credit facility covenants for respective periods. 13

DKL Asset & Joint Venture Detail

Joint Venture Pipeline Projects Create platforms for future growth; Ability to leverage Permian position RIO Pipeline (Delaware Basin) • MPLX (67%)/ Delek Logistics (33%) • Cost: $119 million • Capacity: 80,000 Bbl/d • Length: 109 miles • Completed: September 2016 • Benefiting from increased drilling activity in the area; offers connection to Midland takeaway pipelines Caddo Pipeline • Delek Logistics (50%)/Plains Pipeline L.P. (50%) • Cost: $123 million • Capacity: 80,000 Bbl/d • Length: 80 miles • Completed: January 2017 • Provides additional logistics support to El Dorado refinery with third crude supply source • Delek US is an anchor shipper on both projects 15

Midstream: Big Spring Gathering System

Gathering Helps Control Crude Oil Quality and Cost into Refineries

Big Spring Gathering System

- Approximately 200-mile gathering system,
  - 350Kbpd throughput capacity
- >275,000 dedicated acres;
  - Points of origin: Howard, Borden, Martin and Midland counties
- Total terminal storage of 650K bbls;
  - Connection to Big Spring, TX terminal

- **Getting closer to wellhead allows us to control crude quality and cost**
  - Provides improvement in refining performance and cost structure
- **Drop down to DKL completed in Q1 2020**
- **Gathering increases access to barrels**
  - Creates optionality to place barrels:
    - Big Spring (local refinery)
    - Midland
    - Colorado City (access other refineries)
    - Wink (to Gulf Coast)
  - Control quality and blending opportunities



Permian Supply vs. Takeaway
Quality Taker (Limited access to gathered bbls)
Ability to Control Quality (Increased access to gathered bbls)
Quality Seller (Growing services to producers, ability to access Gulf Coast markets)
W2W Long Haul
Permian Refining Capacity + Takeaway
2015
2016
2017
2018
2019
2020
2021
2022
2023
Takeaway Capacity
W2W Long Haul
Access to Gathered Bbls

Delek Logistics Acquired 1Q20

- **Expected $30 - $32 million Annual EBITDA underpinned by MVC DK to DKL (1)**
  - **MVC 120mbbl/d for Big Spring system in addition to 50mbbl/d connection to 3rd party pipeline system**
- **CAPEX potential of $33.8 million if requested if requested by DK, matched with MVC providing 12.5% ROR**

1) Please see page 39 for a reconciliation of forecasted incremental annualized net income to forecasted EBITDA for the Big Spring Gathering System.

16

Midstream: Red River Pipeline Joint Venture Red River Pipeline JV  DKL purchased 33% interest in May 2019  Planned expansion from 150 kbpd to 235 kbpd . Approx. $128.0 million initial investment; Financed with revolver  Expected completion in second half of 2020 . DKL will contribute $20.0 million to the expansion, of which $3.5  Delek US is a major shipper on pipeline; increased million was included in initial investment in May 2019 crude oil optionality  Expected annualized adjusted EBITDA . Expected $13.5 to $15.5 million annualized adjusted EBITDA(1) pre- expansion . Increases to $20.0 to $25.0 million annualized adjusted EBITDA(1) post-expansion second half 2020 Delek US is a major shipper on pipeline; increased crude oil optionality . Increasing by 65,000 bpd to 100,000 bpd following expansion; . Incremental 24 million bbls/yr of Cushing crude oil into Longview, TX . From Longview, TX DKL access to:  Delek US refining system; Ability to reduce dependence on Midland crude oil at Tyler, El Dorado and Krotz Springs  Gulf Coast markets through Paline and other third party pipelines Longview  Increases potential WTI-Brent exposure with limited cost to the company 1) Please see page 37 for a reconciliation of forecast incremental annualized net income to forecast incremental annualized adjusted EBITDA. 17

Asset Overview: Paline Pipeline Provides access to Gulf Coast and ability to take advantage of crude differentials • Approximately 195 mile 42 kbpd crude oil pipeline – Longview, TX south to Beaumont, TX • Allows shippers ability ship Midland or Cushing crude barrels to the Gulf Coast • Increased demand for space on pipeline as crude oil differentials have widened • Increased tariff • Incentive tariff of $0.75/bbl expired on Feb. 28 • Tariff increased to FERC rate of $1.57/bbl • Expected increase in EBITDA of $900,000/month(1) 1) Please see page 36 for a reconciliation of forecasted EBITDA to forecasted net income. Based on rates prior to July 1, 2019 FERC adjustment. 18

West Texas Wholesale Business

Benefiting from Permian Basin crude oil drilling activity

- **Operates in an area around the Permian Basin; Complementary to Delek US refining/retail in region**
  - Purchases refined products from Delek US & third parties for resale at owned and third party terminals in west Texas
  - Includes ethanol blending activity
- **Positioned to benefit from positive industry dynamics:**
  - Drilling rig count currently shows 198 rigs operating in the Permian Basin[2]
    - Improved efficiencies in the Permian Basin have benefitted rig production levels
    - Forecast for continued production growth
    - Current takeaway pipeline capacity is adequate
    - Potential for tight production/takeaway capacity in future

West Texas Wholesale and Marketing Gross Margin[1]

($ in millions)



$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
$8.48
$15.48
$14.05
$28.18
$7.98
$6.93
$20.32
$27.09
$17.95
2011
2012
2013
2014
2015
2016
2017
2018
2019

1) RINs gross margin benefit included in the 2013 West Texas gross margin per barrel was approximately $6.4 million, or $0.99/Bbl, 2014 gross margin included $4.6 million, or $0.75/Bbl, 2015 gross margin included $5.3 million, or $0.89/Bbl, 2016 gross margin included $6.7 million, or $1.39/bbl, 2017 gross margin included $5.6 million, or $1.11/bbl, 1Q18 gross margin included $1.1 million, or $0.81/bbl, 2Q18 gross margin included $0.8 million, or $0.71/bbl, 3Q18 gross margin included $0.3 million, or $0.29/bbl, 4Q18 gross margin included $0.3 million, or $0.27/bbl, 1Q19 gross margin included $0.3 million, or $0.27/bbl; 2Q19 included $0.3 million or $0.25/bbl; 3Q19 included $0.3 million or $0.38/bbl; 4Q19 included $0.3mm or $0.28/bbl.

2) Source: Baker Hughes Drilling Rig report through May 8, 2020.

19

Asset Overview: El Dorado Assets and Gathering Assets

El Dorado Assets [(1)]

- Provides non-gathered crude oil to Delek US' El Dorado refinery and connects to Enterprise TE Products Pipeline to move finished products.
- Crude and light product throughput can benefit from improvements at Delek US' El Dorado refinery.



El Dorado Assets
Barrels per day
70,000
60,000
50,000
40,000
30,000
20,000
10,000
-
47,906
53,461
54,960
57,366
56,555
52,071
59,362
51,927
51,992
45,728
42,918
37,716
2014
2015
2016
2017
2018
2019 (1)
Crude Volume (bpd)
Refined product (bpd)

Gathering Assets

- Provides access to local Arkansas, east Texas and north Louisiana crudes to Delek US' El Dorado refinery.
- 600 mile crude oil gathering system, primarily within a 60-mile radius of the El Dorado refinery.
- Crude price environment plays role in production from local producers.



Gathering Assets
Barrels per day
30,000
25,000
20,000
15,000
10,000
5,000
-
17,676
20,747
22,152
22,656
20,673
17,756
15,871
16,571
21,869
2011
2012
2013
2014
2015
2016
(2) 2017
2018
2019
Crude Volume (bpd)

(1) During March and April 2019 El Dorado underwent a scheduled 5 year turnaround that reduced throughputs.
(2) Delek US acquired majority ownership of Lion Oil in April 2011. Volumes in 2011 are based on 247 days of operations following the acquisition.

20

Asset Overview: Terminalling

Terminalling Assets (1)

- Refined products terminalling services for Delek US and/or third parties
- Comprised of terminals located in:
  - Memphis and Nashville, TN;
  - Big Spring (asphalt and light products), Tyler, Big Sandy (1) and Mt. Pleasant, TX;
  - El Dorado and North Little Rock, AR
  - Duncan, OK

Primary Terminalling Asset Detail (1)

Location	Number of Tanks	Active Shell Capacity (MBbls)	Number of Truck Loading Lanes	Truck Loading Capacity (MBbl/d)
Big Sandy, TX	---	---	3	25
Memphis, TN	12	126	3	20
Nashville, TN (2)	10	128	2	15
Tyler, TX	---	---	11	91
North Little Rock, AR	---	---	2	17
El Dorado, AR	---	---	3	35
Mount Pleasant, TX	6	155	3	10
Big Spring, TX (light products)	---	---	4	54

Terminal Count



12
9
6
3
-
2011 2012 2013 2014 2015 2016 2017 2018 2019
West Texas Wholesale
Other Terminals
Drop Down Terminals

Volume (MBbl/d)



19
13
75
97
107
122
124
159
160
2011 2012 2013 2014 2015 2016 2017 2018 2019

(1) Big Sandy was not operating during 2011, 2012 and the majority of 2013. However, contract with Delek US has a minimum throughput requirement of 5,000 Bbl/d along with a minimum storage requirement. For reporting purposes, San Angelo and Abilene terminals are included in the west Texas wholesale business. The remaining are in terminalling.
(2) Excludes approximately 10 MBbls of shell capacity that is not currently in service.

21

Going Forward: Growing Midstream Assets

Delek US: Wink to Webster

Wink to Webster Pipeline JV

- 650-mile 36-inch diameter crude oil pipeline
- Wink to Webster Pipeline LLC – Exxon, Plains, MPLX, Delek US, Rattler Midstream, Lotus Midstream
- Total system expected completion 2021
- Supported by significant volume of long term commitments


Big Spring
Midland
Wink
WTW Crude Oil Pipeline
Beaumont
Junction
Webster/
Baytown

- **Delek US' Investment**
  - Delek US has 15% ownership interest in Wink to Webster Pipeline LLC
  - Expected $340 million to $380 million net investment
  - Integrated with Big Spring gathering system to provide source of barrels and services to producers
- **Well above Delek US' targeted minimum required midstream IRR of 15%**
- **Secured project financing for approximately 80% of our investment**
  - **~$69 million reimbursement in 1Q20**
  - **Results in ~$75 million equity contribution; balance to be project financed**

23

Midstream: Utilizing Free Cash Flow & Strong Balance Sheet to Fund Growth

Supports goal to generate approximately $370 million to $395 million of annualized midstream adjusted EBITDA by '23

Strong Adjusted EBITDA Growth Profile from Midstream Initiatives [1]

($ in millions)



$188
$8
$3
$30-$32
$32
$110-$133
$370-$395
Red River excludes EBITDA generated in LTM
LTM EBITDA 3/31/20 (3)
Red River JV Pre ($6)/Post Exp ($8)(2)
Big Spring Gathering (2)
Krotz Springs Midstream Assets (2)
Other Midstream growth projects (4)
Total Annualized Adj. EBITDA Potential (4)

Delek US announced goal to achieve midstream target by 2023

Delek Logistics provides platform to unlock logistics value

Red River Joint Venture [2]

- Pre Expansion: Expected $13.5 to $15.5 million annualized adjusted EBITDA
- Post Expansion: Increases to $20.0 to $25.0 million annualized adjusted EBITDA (second half 2020 completion)

Big Spring Gathering

- $30 - $32 million EBITDA underpinned by MVC DK to DKL [2]
- MVC 120mbbl/d for Big Spring system in addition to 50mbbl/d connection to 3rd party pipeline system

Krotz Springs Midstream Assets

- $30 to $34 million EBITDA / year [2]

Midstream Growth Projects by 2023:

- Other organic midstream growth projects being invested in by strong sponsor DK
  - Wink to Webster Long Haul
  - Other organic growth

1) Information for illustrative purposes only to show potential based on estimated dropdown assets listed. Actual amounts will vary based on market conditions, which assets are dropped, timing of dropdowns, actual performance of the assets and Delek Logistics in the future. Expected amounts adjusted for what is captured in the LTM period.
2) Please see pages 35, 38, and 37 for a reconciliation of forecasted EBITDA or adjusted EBITDA to forecasted net income for the Krotz Springs midstream assets, Big Spring Gathering, and Red River joint venture. respectively.
3) Please see page 34 for reconciliation of Delek Logistics net income to EBITDA.
4) We are unable to provide a reconciliation of this forward-looking estimate of adjusted EBITDA because certain information needed to make a reasonable forward-looking estimate of net income is difficult to estimate and dependent on future events, which are uncertain or outside of our control, including with respect to unknown construction timing, unanticipated construction costs and other potential variables. Accordingly, a reconciliation to net income as the most comparable GAAP measure is not available without unreasonable effort. These amounts that would require unreasonable effort to quantify could be significant, such that the amount of projected GAAP net income would vary substantially from the amount of EBITDA adjusted projected.

24

Several Visible Pathways for Growth Focused around developing Permian platform; Growing logistics asset base at sponsor Ability to Leverage Relationship with Delek US • Permian-based refining system with 207,000 bpd of Permian crude access (1) Midstream • Constructing Big Spring Gathering System in the Permian Basin Growth • Wink to Webster long haul crude oil pipelines joint venture investment Initiatives • Krotz Springs midstream assets Benefit from • High utilization rates at refineries support DKL volumes; Potential improvement in throughput capability Operations and/or flexibility at Delek US’ refineriescan be supported by DKL logistics assets Financial Flexibility provides ability to be opportunistic to develop platform • $155 million of availability at March 31, 2020 on $850 million revolving credit facility Balance Sheet • Leverage ratio was 4.15x at end of 1Q20 Supportive • Focus on organic growth, deleveraging following Red River acquisition, supporting coverage • Acquired 33% interest in Red River pipeline joint venture from Plains Pipeline, L.P. in May 2019 Acquisitions • Connects platform to Cushing, Oklahoma into Longview, Texas; increases Delek US crude flexibility • Potential growth in RIO and Caddo joint venture projects; Evaluate Paline Pipeline capacity Organic Growth • Focus on incremental improvements in existing asset base Opportunities • Delek US’ Midstream buildout provides future growth opportunities Focus on continued distribution growth Distribution • Driven by organic growth at DKL and potential increased drop down inventory at sponsor (1) Please see page 4 for additional information related to Delek US’ position in the Permian. 25

Current Valuation Below Peer EV-to-EBITDA DKL’s financial flexibility and growth initiatives of strong sponsor DK positions it for growth EV/EBITDA 12.0x 10.0x 8.0x 6.0x 4.0x 2.0x 0.0x DKL HEP MPLX PBFX PSXP PAA NS MMP ET EPD 2020 2021 20 Avg 21 Avg (1) Based on Factset as of May 14, 2020. 26

Majority of assets support Primarily traditional, stable Delek US’ strategically MLP assets with limited located inland refining commodity price exposure system Balance sheet positioned Inflation-indexed fees for to grow with strong most contracts sponsor DK Majority of all margin Agreements with Delek US generated by long term, related to capex/opex fee-based contracts with reimbursement volume minimums

Appendix

Summary of Certain Contracts[8]

Initial / Maximum Term [1]	Service	Q120 Throughput (bpd)[2]	Minimum Commitment (bpd)	Current Tariff / Fee	Tariff / Fee Index [10]	Termination Provision: Refinery Shutdown	Termination Provision: Force Majeure
DKL Permian Gathering							
Ten Years	Crude Gathering	99,287	120,000	$0.70	CPI-U		
			> 120,000	$0.50	CPI-U		
Ten Years	Crude Oil Transportation	99,094	50,000	$0.25	CPI-U		
			> 50,000	$0.10	CPI-U		
Paline Pipeline							
	Crude Oil Transportation	N/A	N/A	$1.64/Bbl [6]	FERC	N/A N/A	N/A N/A
Lion Pipeline System (and SALA Gathering System)							
Five / Fifteen Years	Crude Oil Transportation	55,471	46,000 [3]	$1.033/Bbl [4]	FERC	After 1st two years, 12 months notice required	After 3rd year, 12 months notice; unless min. payments made then cannot be terminated by Delek Logistics
Five / Fifteen Years	Refined Products Transportation	10,427	40,000	$0.121/Bbl	FERC		
Five / Fifteen Years	Crude Oil Gathering	33,145	14,000	$2.775/Bbl [4]	FERC		
East Texas Crude Logistics							
Five / Fifteen Years	Crude Oil Transportation	14,160	35,000	$0.4861/Bb [5]	FERC		
Five / Fifteen Years	Crude Oil Storage	N/A	N/A	$301,000 per month	FERC		
East Texas Marketing							
Ten [7]	Marketing - Tyler Refinery	72,840	50,000	$0.8114/Bbl [7]	CPI-U		
Memphis Terminal							
Five / Fifteen Years	Dedicated Terminalling Services	10,716	10,000	$0.6075/Bbl	FERC		
North Little Rock Terminal							
Eight / Sixteen Years	Dedicated Terminalling Services	9,441	8,100	$0.3163/Bbl	PPI-fg		
Eight / Sixteen Years	Storage	N/A	N/A	$68,712 per month	PPI-fg		
Big Sandy Terminal & Pipeline							
Five / Fifteen Years	Dedicated Terminalling Services	1,100	5,000	$0.6061/Bbl	FERC		
Four / Fourteen Years	Refined Products Transportation	1,566	5,000	$0.6061/Bbl	FERC		
Five / Fifteen Years	Storage	N/A	N/A	$60,701 per month	FERC		
Tyler							
Eight / Sixteen Years	Dedicated Terminalling Services	73,330	50,000	$0.3817/Bbl	PPI-fg		
Eight / Sixteen Years	Storage	N/A	N/A	$905,056 per month	PPI-fg		
Eight / Sixteen Years	Crude Oil Storage	N/A	N/A	$196,319 per month	PPI-fg		
El Dorado							
Eight / Sixteen Years	Dedicated Terminalling Services	9,182	22,500	$0.5454/Bbl	PPI-fg	Not applicable to this asset	
Eight / Sixteen Years	Storage	N/A	N/A	$1.42 million per month	PPI-fg		
Nine / Fifteen Years	Crude Oil Offloading [9]	N/A	N/A	$1.091/bbl light; $2.454/bbl heavy	PPI-fg		
Big Spring							
Ten / fifteen Years	Marketing	67,123	65,000	$0.7375/Bbl	PPI-fg		
Ten / fifteen Years	Storage	N/A	N/A	$1.9 million per month	PPI-fg		
Ten / fifteen Years	Rail Offloading	2,466	4,500	$0.4155/Bbl	PPI-fg		
Ten / fifteen Years	Dedicated Terminalling Services	19,377	29,250	$0.6855/Bbl	PPI-fg		
Ten / fifteen Years	Dedicated Terminalling Services - Asphalt	648	1,020 to 2,380 based on seasonality	$8.621/Bbl	PPI-fg		
Ten / fifteen Years	Product Pipeline connections	16,820	27,300	$0.052/Bbl	FERC		
Ten / fifteen Years	Crude Pipeline connections	125,971	77,000	$0.052/Bbl	FERC		

29

Summary of Certain Contracts Footnotes (1) Maximum term assumes an extension of the commercial agreement pursuant to the terms thereof. Please note some terms began as early as Nov. 7, 2012. (2) Represents average daily throughput for the period indicated. (3) Excludes volumes gathered on the SALA Gathering System. (4) Volumes gathered on the SALA Gathering System will not be subject to an additional tariff fee for transportation on the Lion Pipeline System to the El Dorado refinery. (5) For any volumes in excess of 50,000 bpd, the throughputfee will be $0.699/Bbl. (6) Current base FERC tariff of $1.64 per barrel is in effect. On March 1, 2018 a TSA was implemented for $0.75/bbl at 30,000 bbl/d or greater for 1 year contract, which expired on Feb. 28, 2019. (7) Following the primary term, the marketing agreement automatically renews for successive 1-yr terms unless either party provides notice of non-renewal 10 months prior to the expiration of the then-current term. The tariff per barrel is based on volume in each period. (8) For more detailed information regarding certain contracts, refer to documents filed with the SEC, including the Annual Reports filed on Form 10-K, Quarterly Reports filed on Form 10-Q, Current Reports on Form 8-K and 8-K/A filed on Nov. 7, 2012, Jul. 31, 2013, Aug. 1, 2013, Feb. 14, 2014, April 6, 2015 and March 26, 2018. (9) Crude oil offloading throughput agreement includes an obligated minimum quarterly throughput fee of $1.6 million for throughput of a combination of light and heavy crude. (10) The tariff/fee index can increase or decrease based on the index change pursuant to each contract. 30

Third Amended and Restated Omnibus Agreement, as amended Key Provisions • Delek US will indemnify Delek Logistics for certain liabilities, including environmental and other liabilities, relating to contributed assets. • Delek US has a ROFR if Delek Logistics sells any assets that serves Delek US' refineries or the Paline Pipeline. • GP will not receive a management fee from the Partnership; Delek Logistics will pay Delek US an annual fee for G&A services and will reimburse the GP and/or Delek US for certain expenses. • Limitations on exposure to assets contributed by Delek US relative to maintenance capital expenditures and certain expenses associated with repair/clean-up related events. • For additional detailed information regarding this agreement, please refer to documents filed with the SEC, including the Current Reports on Form 8-K filed March 26, 2018, and April 6, 2015 and the quarterly report, Form 10Q, filed August 6, 2015, as amended on November 6, 2015. 31

Summary Organizational Structure Delek US Holdings, Inc. Delek Logistics GP, LLC Public Unitholders NYSE: DK 94.6% (the General Partner) ownership interest (1) 61.4% interest Limited partner-common 2.0% interest 36.6% interest General partner interest Limited partner-common Incentive distribution rights Delek Logistics Partners, LP NYSE: DKL (the Partnership) 100% ownership interest Operating Subsidiaries 1) As of December 31, 2019, a 5.4% interest in the Delek US ownership interest in the general partner is held by three members of senior management of Delek US. The remaining ownership interest is indirectly held by Delek US. 32

DKL: Reconciliation of Cash Available for Distribution

(dollars in millions, except coverage)	2013 [2]	1Q14 [2]	2Q14[2]	3Q14[2]	4Q14[2]	2014 [2]	1Q15[2]	2Q15	3Q15	4Q15	2015 [2][3]	1Q16	2Q16	3Q16	4Q16	2016 [3]
Reconciliation of Distributable Cash Flow to net cash from operating activities																
Net cash provided by operating activities	$49.4	$14.4	$31.2	$20.1	$20.8	$86.6	$15.8	$30.8	$20.2	$1.3	$68.0	$26.4	$31.2	$29.2	$13.9	$100.7
Accretion of asset retirement obligations	(0.2)	(0.1)	(0.1)	(0.1)	0.0	(0.2)	(0.1)	(0.1)	(0.1)	(0.1)	(0.3)	(0.1)	(0.1)	(0.1)	(0.1)	(0.3)
Deferred income taxes	(0.3)	0.0	(0.1)	(0.0)	0.2	0.1	(0.2)	0.2	0.0	0.0	(0.0)	-	-	-	0.2	0.2
Gain (Loss) on asset disposals	(0.2)	-	(0.1)	-	(0.0)	(0.1)	(0.0)	0.0	-	(0.1)	(0.1)	0.0	-	(0.0)	-	0.0
Changes in assets and liabilities	8.3	3.4	(6.0)	(1.6)	3.0	(1.2)	3.3	(7.3)	3.6	20.5	20.1	(5.4)	(7.1)	(10.0)	7.7	(14.9)
Distributions from equity method investments																
Maint. & Reg. Capital Expenditures	(5.1)	(0.8)	(1.0)	(0.8)	(3.9)	(6.5)	(3.3)	(3.9)	(3.5)	(2.7)	(13.4)	(0.7)	(0.9)	(0.7)	(3.6)	(5.9)
Reimbursement for Capital Expenditures	0.8	-	-	-	1.6	1.6	1.6	1.8	2.0	0.2	5.5	0.2	0.2	0.4	2.4	3.3
Distributable Cash Flow	$52.9	$17.0	$24.0	$17.7	$21.8	$80.3	$17.1	$21.4	$22.2	$19.0	$79.8	$20.4	$23.3	$18.8	$20.6	$83.0
Distribution Coverage Ratio [1]	1.35x	1.61x	2.02x	1.42x	1.67x	1.68x	1.25x	1.49x	1.47x	1.18x	1.35x	1.20x	1.29x	0.98x	1.00x	1.11x
Total Distribution [1]	$39.3	$10.5	$11.9	$12.4	$13.1	$47.9	$13.7	$14.4	$15.1	$16.1	$59.3	$17.1	$18.1	$19.3	$20.5	$75.0

(dollars in millions, except coverage)	1Q17	2Q17	3Q17	4Q17 [3]	2017[3]	1Q18	2Q18	3Q18	4Q18	2018	1Q19	2Q19	3Q19	4Q19	2019	1Q20
Reconciliation of Distributable Cash Flow to net cash from operating activities																
Net cash provided by operating activities	$23.5	$23.9	$30.5	$9.8	$87.7	$23.7	$28.0	$6.0	$90.4	$148.0	$26.2	$24.1	$34.3	$45.8	$130.4	$34.8
Accretion of asset retirement obligations	(0.1)	(0.1)	(0.1)	(0.1)	(0.3)	(0.1)	(0.1)	(0.1)	(0.1)	(0.4)	(0.1)	(0.1)	(0.1)	(0.1)	(0.4)	(0.1)
Deferred income taxes	-	(0.1)	(0.0)	0.3	0.1	-	-	-	(0.2)	(0.2)	-	-	(0.1)	(0.6)	(0.7)	(1.3)
Gain (Loss) on asset disposals	(0.0)	0.0	0.0	0.0	0.0	(0.1)	0.1	(0.7)	(0.2)	(0.9)	(0.0)	0.0	0.1	0.1	0.2	0.1
Changes in assets and liabilities	(3.6)	0.9	(8.5)	14.6	3.4	3.7	6.2	28.1	(59.9)	(21.9)	3.2	7.8	3.2	(14.8)	(0.6)	5.6
Non-cash lease expense						-	-	-	-	-	(1.0)	(0.4)	(1.1)	2.4	(0.2)	(2.9)
Distributions from equity method investments								0.3	0.2	1.2	0.8	-	-	-	0.8	0.1
Maint. & Reg. Capital Expenditures	(2.2)	(2.1)	(0.7)	(4.4)	(9.4)	(0.3)	(1.0)	(2.4)	(3.5)	(7.2)	(0.8)	(1.0)	(3.7)	(2.9)	(8.5)	(0.9)
Reimbursement for Capital Expenditures	0.9	0.5	0.4	1.7	3.5	0.4	0.3	1.3	0.9	2.9	0.7	0.7	1.2	3.2	5.8	0.0
Distributable Cash Flow	$18.4	$23.0	$21.6	$21.9	$85.0	$27.3	$33.5	$32.4	$27.6	$121.5	$29.0	$31.2	$33.7	$33.0	$126.9	$35.5
Distribution Coverage Ratio [1]	0.88x	1.06x	0.97x	0.96x	0.97x	1.14x	1.34x	1.25x	1.02x	1.19x	1.06x	1.08x	1.11x	1.08x	1.08x	1.15x
Total Distribution [1]	$21.0	$21.8	$22.3	$22.8	$87.9	$24.0	$25.0	$26.0	$26.9	$101.9	$27.4	$28.9	$30.3	$30.6	$117.3	$30.9

1) Distribution based on actual amounts distributed during the periods; does not include LTIP accrual. Coverage is defined as cash available for distribution divided by total distribution.
2) Results in 2013, 2014 and 2015 are as reported excluding predecessor costs related to the dropdown of the tank farms and product terminals at both Tyler and El Dorado during the respective periods.
3) In 4Q17, the reimbursed capital expenditure amounts in the determination of distributable cash flow were revised to reflect the accrual of reimbursed capital expenditures from Delek US rather than the cash amounts received for reimbursed capital expenditures during the years ended December 31, 2017, 2016 and 2015.

Note: May not foot due to rounding and annual adjustments that occurred in year-end reporting.

Delek LOGISTICS

33

DKL: Income Statement and Non-GAAP EBITDA Reconciliation 2013(1) 1Q14(1) 2Q14 3Q14 4Q14 2014 (1) 1Q15(2) 2Q15 3Q15 4Q15 2015(2) 1Q16 2Q16 3Q16 4Q16 2016 Net Revenue $907.4 $203.5 $236.3 $228.0 $173.3 $841.2 $143.5 $172.1 $165.1 $108.9 $589.7 $104.1 $111.9 $107.5 $124.7 $448.1 Cost of Sales (811.4) (172.2) (196.6) (194.1) (134.3) (697.2) (108.4) (132.5) (124.4) (71.0) (436.3) (66.8) (73.1) ($73.5) ($88.8) (302.2) Operating Expenses (excluding depreciation and amortization presented below) (25.8) (8.5) (9.5) (10.2) (9.7) (38.0) (10.6) (10.8) (11.6) (11.7) (44.8) (10.5) (8.7) ($9.3) ($8.8) (37.2) Depreciation and Amortization Contribution Margin $70.3 $22.8 $30.2 $23.7 $29.3 $106.0 $24.5 $28.8 $29.1 $26.2 $108.6 $26.8 $30.0 $24.7 $27.2 $108.7 Operating Expenses (excluding depreciation and amortization presented below) Depreciation and Amortization (10.7) (3.4) (3.5) (3.7) (3.9) (14.6) (4.0) (4.7) (4.5) (5.9) (19.2) (5.0) (4.8) ($5.4) ($5.6) (20.8) General and Administration Expense (6.3) (2.6) (2.2) (2.5) (3.3) (10.6) (3.4) (3.0) (2.7) (2.3) (11.4) (2.9) (2.7) ($2.3) ($2.3) (10.3) Gain (Loss) on Asset Disposal (0.2) - (0.1) - - (0.1) - - - (0.1) (0.1) 0.0 - ($0.0) $0.0 0.0 Operating Income $53.2 $16.8 $24.4 $17.5 $22.1 $80.8 $17.1 $21.1 $21.8 $17.9 $77.9 $19.0 $22.5 $17.0 $19.2 $77.7 Interest Expense, net (4.6) (2.0) (2.3) (2.2) (2.1) (8.7) (2.2) (2.6) (2.8) (3.0) (10.7) (3.2) (3.3) ($3.4) ($3.7) (13.6) (Loss) Income from Equity Method Invesments (0.1) (0.3) (0.1) (0.6) (0.2) (0.2) ($0.3) ($0.4) (1.2) Income Taxes (0.8) (0.1) (0.3) (0.2) 0.5 (0.1) (0.3) (0.1) (0.1) 0.6 0.2 (0.1) (0.129) ($0.1) $0.3 (0.1) Net Income $47.8 $14.7 $21.8 $15.1 $20.5 $72.0 $14.6 $18.3 $18.6 $15.3 $66.8 $15.4 $18.9 $13.2 $15.3 $62.8 EBITDA: Net Income $47.8 $14.7 $21.8 $15.1 $20.5 $72.0 $14.6 $18.3 $18.6 $15.3 $66.8 $15.4 $18.9 $13.2 $15.3 $62.8 Income Taxes 0.8 0.1 0.3 0.2 (0.5) 0.1 0.3 0.1 0.1 (0.6) (0.2) 0.1 0.1 0.13 (0.28) 0.1 Depreciation and Amortization 10.7 3.4 3.5 3.7 3.9 14.6 4.0 4.7 4.5 5.9 19.2 5.0 4.8 5.4 5.6 20.8 Amortization of customer contract intangible assets - - - - - - - - - - - - - - - - Interest Expense, net 4.6 2.0 2.3 2.2 2.1 8.7 2.2 2.6 2.8 3.0 10.7 3.2 3.3 3.4 3.7 13.6 EBITDA $63.8 $20.2 $27.9 $21.2 $26.1 $95.4 $21.1 $25.7 $26.1 $23.6 $96.5 $23.7 $27.1 $22.0 $24.4 $97.3 1Q17 2Q17 3Q17 4Q17 2017 1Q18 2Q18 3Q18 4Q18 2018 1Q19 2Q19 3Q19 4Q19 2019 1Q20 Net Revenue $129.5 $126.8 $130.6 $151.2 $538.1 $167.9 $166.3 $164.1 $159.3 $657.6 $152.5 $155.3 $137.6 $138.6 $584.0 $163.4 Cost of Sales (92.6) (85.0) ($89.1) ($106.1) (372.9) (119.0) (106.0) ($105.6) ($98.4) (429.1) ($96.3) ($93.9) ($72.6) ($73.8) (336.5) ($101.3) Operating Expenses (excluding depreciation and amortization presented below) (10.4) (10.0) (10.7) (12.3) (43.3) (12.6) (14.9) (14.5) (15.4) (57.4) (15.3) (16.5) (17.5) (22.0) (71.3) (14.0) Depreciation and Amortization (6.3) (5.8) (12.1) (6.1) (6.2) (6.1) (6.4) (24.9) (5.8) Contribution Margin $26.5 $31.8 $30.8 $32.8 $121.9 $36.3 $45.3 $37.8 $39.6 $159.1 $34.8 $38.8 $41.3 $36.4 $151.3 $42.4 Operating Expenses (excluding depreciation and amortization presented below) (0.9) (0.4) (1.3) (0.8) (0.8) (0.9) (0.3) (2.8) (0.8) Depreciation and Amortization (5.2) (5.7) (5.5) (5.5) (21.9) (6.0) (7.0) (0.5) (0.4) (13.9) (0.5) (0.5) (0.5) (0.5) (1.8) (0.5) General and Administration Expense (2.8) (2.7) (2.8) (3.6) (11.8) (3.0) (3.7) (3.1) (7.4) (17.2) (4.5) (5.3) (5.3) (5.8) (20.8) (6.1) Gain (Loss) on Asset Disposal 0.0 0.0 (0.0) (0.0) (0.0) - 0.1 (0.7) (0.2) (0.8) (0.0) 0.0 0.1 (0.1) (0.0) 0.1 Operating Income $18.5 $23.4 $22.6 $23.7 $88.1 $27.3 $34.7 $32.6 $31.1 $125.8 $29.1 $32.3 $34.7 $29.7 $125.8 $35.0 Interest Expense, net (4.1) (5.5) (7.1) (7.3) (23.9) (8.1) (10.9) (11.1) (11.2) (41.3) (11.3) (11.4) (12.5) (12.2) (47.3) (11.8) (Loss) Income from Equity Method Invesments 0.2 1.2 1.6 1.9 5.0 0.8 1.9 1.9 1.5 6.2 2.0 4.5 8.4 5.0 19.8 5.6 Other (Expense) Income - - - - - - - - - - - (0.5) - (0.1) (0.6) - Income Taxes (0.1) (0.1) (0.2) 0.6 0.2 (0.1) (0.1) (0.1) (0.2) (0.5) (0.1) (0.1) (0.1) (0.7) (1.0) (1.0) Net Income $14.6 $19.0 $16.9 $18.9 $69.4 $20.0 $25.6 $23.3 $21.3 $90.2 $19.7 $24.9 $30.5 $21.7 $96.8 $27.8 EBITDA: Net Income $14.6 $19.0 $16.9 $18.9 $69.4 $20.0 $25.6 $23.3 $21.3 $90.2 $19.7 $24.9 $30.5 $21.7 $96.8 $27.8 Income Taxes 0.1 0.1 0.2 ($0.6) (0.2) 0.1 0.1 0.1 $0.2 0.5 0.1 0.1 0.1 0.7 1.0 1.0 Depreciation and Amortization 5.2 5.7 5.5 5.5 21.9 6.0 7.0 6.7 6.3 26.0 6.6 6.6 6.6 6.9 26.7 6.3 Amortization of customer contract intangible assets - - - - - 0.6 1.8 1.8 1.8 6.0 1.8 1.8 1.8 1.8 7.2 1.8 1) Results in 2013Interest and 2014 Expense, are as net reported excluding predecessor costs related 4.1 to the 5.5 dropdown 7.1 of the tank 7.3 farms 23.9 and product 8.1 terminals 10.9 at both 11.1 Tyler and 11.2 El Dorado 41.3 during the 11.3 respective 11.4 periods. 12.5 12.2 47.3 11.8 2) Results for 1Q15EBITDA are as reported excluding predecessor costs related to$23.9 the 1Q15$30.3 dropdowns.$29.7 $31.1 $115.0 $34.7 $45.4 $43.0 $40.7 $163.9 $39.4 $44.8 $51.5 $43.3 $178.9 $48.7 Note: May not foot due to rounding. 34

Non-GAAP Reconciliation of Krotz Springs Potential Dropdown EBITDA Krotz Springs Logistics Drop Down Reconciliation of Forecasted Annualized Net Income to Forecast Incremental EBITDA ($ in millions) Forecasted Range Forecasted Incremental Net Income$ 2.9 $ 3.3 Add Forecasted Incremental Amounts for: Depreciation and amortization 15.6 17.7 Interest and financing costs, net 11.5 13.0 Forecated EBITDA$ 30.0 $ 34.0 1) Based on projected range of potential future logistics assets that could be dropped to Delek Logistics from Delek US in the future. Amounts of EBITDA, net income and timing will vary, which will affect the potential future EBITDA and associated deprecation and interest at DKL. Actual amounts will be based on timing, performance of the assets, DKL’s growth plans and valuation multiples for such assets at the time of any transaction. 35

Non-GAAP Reconciliation of Increased Paline Pipeline Tariff EBITDA Reconciliation of Forecast Incremental U.S. GAAP Net Income (Loss) to Forecast Incremental EBITDA for Paline Pipeline Tariff Increase ($ in millions) Annual Monthly Forecasted Incremental Net Income$ 10.8 $ 0.9 Add Forecasted Incremental Amounts for: Interest Expense, net$ - $ - Depreciation and amortization$ - $ - Forecasted Incremental EBITDA $ 10.8 $ 0.9 1) Based on projected potential future performance from the Paline Pipeline using 36,000 bpd and the tariff change from an incentive rate of $0.75/bbl to the FERC rate of $1.57/bbl. Amounts of EBITDA and net income will vary. Actual amounts will be based on market conditions and pipeline operations. Based on rates prior to July 1, 2019 FERC adjustment. 36

Non-GAAP Reconciliation of Red River Joint Venture Adjusted EBITDA Delek Logistics Partners, LPReconciliation of Forecasted Incremental U.S. GAAP Net Income (Loss) to Forecasted Incremental Adjusted EBITDA for the Red River Pipeline Joint Venture ($ in millions) Pre-Expansion Range Post-Expansion Range Forecasted Incremental Net Income $5.6 $7.6 $10.1 $15.1 Add Forecasted Incremental Amounts for: Interest Expense, net 6.6 6.6 7.6 7.6 Depreciation and amortization - - - - Forecasted Incremental EBITDA $12.2 $14.2 $17.7 $22.7 Adjustments: Add Forecasted incremental distributions from operations 1.3 1.3 2.3 2.3 of non-controlled entities in excess of earnings Forecasted Incremental Adjusted EBITDA $13.5 $15.5 $20.0 $25.0 1) Based on projected potential future performance from the Red River joint venture. Amounts of adjusted EBITDA and net income will vary. Actual amounts will be based on market conditions and pipeline operations. 37

Non-GAAP Reconciliations of Big Spring Gathering System Forecasted EBITDA 38

Non-GAAP Reconciliations of Trucking Forecasted EBITDA 39

Investor Relations Contacts: Blake Fernandez, SVP IR/Market Intelligence 615-224-1312